SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2002

FIDELITY NATIONAL FINANCIAL, INC.

(Exact name of Registrant as specified in charter)

Delaware	333-57904	86-0498599

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17911 Von Karman Avenue, Suite 300, Irvine, CA	92614

(Address of principal executive offices)	(Zip Code)

(949) 622-4333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed, since last report.)

Page 1 of 3 Pages

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events and Regulation FD Disclosure.

     On August 12, 2002, William P. Foley, II, the Chief Executive Officer of the Registrant, and Alan L. Stinson, the Chief Financial Officer of the Registrant submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

Item 7. Financial Statements and Exhibits.

(a)— (b)	Not applicable.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Statement Under Oath of Chief Executive Officer, dated August 12, 2002
99.2	Statement Under Oath of Chief Financial Officer, dated August 12, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.

Date: August 12, 2002	/s/ Alan L. Stinson

Alan L. Stinson Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Statement Under Oath of Chief Executive Officer, dated August 12, 2002
99.2	Statement Under Oath of Chief Financial Officer, dated August 12, 2002